UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2009

Ticketmaster Entertainment, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34064	95-4546874
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8800 Sunset Blvd., West Hollywood, CA	90069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 360-3300

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 21, 2009, (1) Ticketmaster Entertainment, Inc. (“Ticketmaster”) entered into a new employment agreement (the “2009 Employment Agreement”) with Irving Azoff (“Executive”), Ticketmaster’s Chief Executive Officer, and (2) Front Line Management Group, Inc. (“Front Line”), a majority-owned subsidiary of Ticketmaster, entered into an amended and restated employment agreement (the “Front Line Employment Agreement”) with Executive.

Reference is made to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 10, 2009, among Ticketmaster, Live Nation, Inc. (“Live Nation”) and Merger Sub (as defined therein), which provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Ticketmaster will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity and as an indirect, wholly-owned subsidiary of Live Nation (the “Merger”) and Live Nation will continue as the public parent of the combined companies. Completion of the Merger remains subject to numerous conditions, including approval by Ticketmaster’s stockholders, approval by Live Nation’s stockholders and receipt of all required regulatory approvals.

The new employment arrangements with Executive principally address Executive’s employment with Live Nation following the Merger. Except as specifically noted below with respect to the Stock Option and the Additional RSUs, the new employment arrangements generally are subject to completion of the Merger and will not apply if the Merger does not occur. The table below describes key terms of the new employment arrangements with Executive.

Term	Discussion

Live Nation Position and Duties; Live Nation Employment Term

Subject to completion of the Merger, Executive will serve as Executive Chairman of Live Nation and Chief Executive Officer of Front Line, reporting to the Live Nation Board of Directors, and as a member of the Live Nation Board of Directors. The employment term under the 2009 Employment Agreement will be from the date of the completion of the Merger through June 8, 2014, unless earlier terminated.

Employment Relationship

Prior to the Merger, Executive’s agreements with Ticketmaster and Front Line contemplate two separate employment relationships, i.e., Executive’s employment with Ticketmaster can terminate, while his Front Line employment continues, and vice versa. Moreover, the Front Line Employment Agreement specifically provides that, prior to the Merger, Front Line may not terminate Executive’s employment with Front Line without cause and Executive may not terminate his employment with Front Line without good reason. Following the Merger, Executive will have a single employment relationship, and, if Executive’s employment with Live Nation terminates, his employment with Front Line also will terminate on the same basis, including a termination without good reason or without cause.

Base Salary

Executive will continue to receive a $2,000,000 annual base salary pursuant to the Front Line Employment Agreement, as in effect since May, 2007. Executive will receive no additional base salary from Live Nation.

Term	Discussion

Annual Bonus

Subject to completion of the Merger, Executive will have a Live Nation bonus opportunity targeted between $1,000,000 and $2,000,000, payment of which will be subject to satisfaction of pre-established performance criteria. Following the Merger, in the event of a termination of Executive’s employment with Live Nation without cause, for good reason or due to death or disability, Executive would be entitled to a full-year Live Nation annual bonus based on actual performance in the year of termination of employment. The Live Nation bonus opportunity is in addition to the annual $2,000,000 guaranteed bonus that Executive has been entitled to pursuant to the Front Line Employment Agreement, as in effect since May, 2007.

Merger Bonus	Upon completion of the Merger, Executive is entitled to receive a $2,000,000 cash bonus.

Azoff Restricted Common Stock

On October 29, 2008, the Azoff Family Trust of 1997, dated May 27, 1997, as amended (the “Azoff Family Trust”) received 1,000,000 shares of Ticketmaster restricted common stock (the “Azoff Restricted Common Stock”). Executive is co-trustee of the Azoff Family Trust. Subject to completion of the Merger, upon a termination of Executive’s employment with Live Nation without cause or for good reason or due to death or disability, the Azoff Restricted Common Stock (as converted in the Merger into shares of Live Nation restricted common stock) immediately shall vest.

Subject to completion of the Merger and certain other conditions, on the earlier to occur of October 29, 2013 and the second anniversary of Executive’s termination of employment (the earlier of such dates, the “Measurement Date”), Executive may be entitled to a payment from Live Nation in cash and/or shares of Live Nation common stock equal to the positive difference, if any, obtained by subtracting (i) the market value on the Measurement Date of the Azoff Restricted Common Stock (as converted in the Merger into shares of Live Nation restricted common stock) from (ii) $15 million, as adjusted. In addition, Executive may be entitled to an additional payment in cash and/or shares of Live Nation common stock to the extent that Executive sells any of the shares of Live Nation common stock referred to in the immediately preceding sentence for a price less than the closing price of Live Nation common stock on the Measurement Date.

Live Nation Severance

Following the Merger, if Executive’s employment is terminated without cause or for good reason, subject to Executive’s execution of a release, Executive will be entitled to payment of a cash lump sum equal to the product obtained by multiplying (i) the “Applicable Multiplier” by (ii) the “Severance Inputs,” with such amount reduced by any severance payable pursuant to the Front Line Employment Agreement (see “Front Line Severance” below).

“Applicable Multiplier” means the greater of (i) three and (ii) the number of years (including partial years) remaining in the employment term under the 2009 Employment Agreement.

Term	Discussion

“Severance Inputs” means the sum of (i) $2 million and (ii) two times the amount of the annual bonus that Executive receives (or is entitled to receive) from Live Nation with respect to the year prior to the year in which the termination of employment occurs (or $1.5 million if such termination occurs during 2010).

Front Line Severance

Under the terms of the Front Line Employment Agreement as in effect prior to the amendments described in this Current Report on Form 8-K, if Executive’s employment is terminated for good reason, Executive is entitled to receive payment of base salary ($2 million) and guaranteed annual bonus ($2 million) through June 8, 2014, the end of the term of the Front Line Employment Agreement. Following the Merger, the severance described in the immediately preceding sentence also will apply in the event of a termination of Executive’s employment without cause.

Ticketmaster Note

On October 29, 2008, the Azoff Family Trust received 1,750,000 shares of restricted Ticketmaster Series A preferred stock (with a face value of $35 million, accruing dividends at 3% per year) (the “Azoff Restricted Preferred Stock”). Subject to the occurrence of the Merger, prior to the Merger, Ticketmaster will redeem any outstanding shares of the Azoff Restricted Preferred Stock, including accrued dividends, in exchange for a note of equivalent value that vests and pays in equal monthly installments on the first day of each month beginning on January 1, 2010 through and until October 1, 2013. Following the Merger, in the event of a termination of Executive’s employment with Live Nation without cause or for good reason or due to death or disability, the note immediately will vest and the balance of the note immediately will be paid in a cash lump sum to the Azoff Family Trust. Upon any other termination of Executive’s employment, the Azoff Family Trust will forfeit the balance of the note.

Equity Awards

There currently is not a sufficient number of shares of Ticketmaster common stock available under the Ticketmaster 2008 Stock and Annual Incentive Plan (the “Ticketmaster Plan”) for the equity awards described below. If Ticketmaster stockholders do not approve increases in the individual and aggregate share limits under the Ticketmaster Plan (the “Requisite Approval”), Executive will forfeit all of the equity awards described below. In no event will any of the equity awards described below vest unless and until Ticketmaster obtains the Requisite Approval.

Stock Option

On May 6, 2009, Ticketmaster granted to Executive an option to purchase 1,445,088 shares of Ticketmaster common stock, with a per share exercise price equal to $7.55, vesting in equal annual installments on October 29, 2009, 2010, 2011 and 2012, without regard as to whether the Merger occurs. The 2009 Employment Agreement memorializes the following additional terms with respect to the Stock Option:

Term	Discussion

•                  The Stock Option will vest in full upon a termination of Executive’s employment without cause or for good reason.

•                  Upon a Change in Control (generally, as defined in the Ticketmaster Plan, but excluding the Merger), the Stock Option will vest in full, subject to Executive’s continued employment through the Change in Control date.

Additional RSUs

On May 6, 2009, Ticketmaster granted to Executive 200,000 Ticketmaster restricted stock units, vesting in equal tranches of 25% upon the first four anniversaries of the date of grant, without regard as to whether or not the Merger occurs. The 2009 Employment Agreement memorializes the following additional terms with respect to the Additional RSUs:

•                  The Additional RSUs will vest in full upon termination of Executive’s employment without cause or for good reason. Executive will forfeit any unvested portion of the Additional RSUs upon any other termination of employment with Ticketmaster prior to the Merger or Live Nation after the Merger.

•                  Upon a Change of Control following the Merger, the Additional RSUs will vest in full, subject to Executive’s continued employment through the Change in Control date.

In addition to the vesting requirements described above, the vesting of the Additional RSUs was subject to the satisfaction of one of three performance goals established by the Compensation and Human Resources Committee of the Ticketmaster Board of Directors (the “Compensation Committee”) on May 6, 2009. This vesting requirement has been met, subject to certification by the Compensation Committee.

Stock Growth RSU Grant

On May 6, 2009, Ticketmaster granted to Executive 252,890 Ticketmaster restricted stock units, vesting in equal tranches of 25% upon the later of (i) the first, second, third and fourth anniversary of the Merger, and (ii) the date (the “Milestone Date”) that the average closing trading price for Live Nation common stock over any consecutive 12-month period following the Merger exceeds the product of $14.45 and the Exchange Ratio (as defined in the Merger Agreement). The 2009 Employment Agreement memorializes the following additional terms with respect to the Stock Growth RSUs:

•                  Following the Merger, if Executive’s employment is terminated without cause or Executive resigns for good reason, the Stock Growth RSUs will remain eligible to vest based on the occurrence of the Milestone Date, but otherwise without regard to the passage of time, for a period of time following Executive’s termination of employment. Executive will forfeit any unvested portion of the Stock Growth RSUs upon any other termination of employment with Live Nation following the Merger. Executive will forfeit the Stock Growth RSUs upon any termination of employment with Ticketmaster for any reason prior to the Merger.

Term	Discussion

•                  Upon a Change in Control following the Merger, the Stock Growth RSUs will vest in full, subject to Executive’s continued employment through the Change in Control date.

•                  Executive will forfeit the Stock Growth RSUs if the Merger Agreement terminates for any reason without the Merger occurring.

Merger Milestone RSU Grant

On May 6, 2009, Ticketmaster granted to Executive 144,509 Ticketmaster restricted stock units, vesting in equal tranches of 25% upon the first four anniversaries of the Merger. The 2009 Employment Agreement memorializes the following additional terms with respect to the Merger Milestone RSUs:

•                  Following the Merger, the Merger Milestone RSUs will vest in full upon termination of Executive’s employment without cause or for good reason. Executive will forfeit any unvested portion of the Merger Milestone RSUs upon any other termination of employment with Live Nation following the Merger. Executive will forfeit the Merger Milestone RSUs upon any termination of employment with Ticketmaster for any reason prior to the Merger.

•                  Upon a Change of Control following the Merger, the Merger Milestone RSUs will vest in full, subject to Executive’s continued employment through the Change in Control date.

•                  Executive will forfeit the Merger Milestone RSUs if the Merger Agreement terminates for any reason without the Merger occurring.

In addition to the vesting requirements described above, the vesting of the Merger Milestone RSUs was subject to the satisfaction of one of three performance goals established by the Compensation Committee on May 6, 2009. This vesting requirement has been met, subject to certification by the Compensation Committee.

Front Line Put Rights

Subject to the completion of the Merger, on October 29, 2014, the Azoff Family Trust will have the right to require Live Nation to purchase 100% of Executive’s Front Line common stock.

Subject to the completion of the Merger, in the event of a termination of Executive’s employment with Live Nation without cause or for good reason, the Azoff Family Trust will have the right to require Live Nation to purchase:

•                  up to 50% of the Azoff Family Trust’s Front Line common stock following the date of termination of employment; and

•                  up to 100% of the Azoff Family Trust’s Front Line common stock on the two year anniversary of the date of Executive’s termination of employment.

Term	Discussion

The shares of Front Line common stock subject to the put rights described above will be valued as of the date of exercise of the applicable put right. Live Nation has the right to satisfy its obligations with respect to the foregoing put rights in cash and/or shares of Live Nation common stock.

Restrictive Covenants

The new employment arrangements described above contain restrictive covenants, including perpetual confidentiality obligations and employee non-solicitation and business non-compete provisions that apply during the employment period and for specified periods following termination of employment.

The 2009 Employment Agreement and the Front Line Employment Agreement are attached to this Current Report on Form 8-K as exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of the 2009 Employment Agreement and the Front Line Employment Agreement is qualified in its entirety by reference to such exhibits.

Item 8.01. Other Events.

The information set forth under Item 5.02 is hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated October 21, 2009, by and among Irving Azoff, Ticketmaster Entertainment, Inc. and the Azoff Family Trust of 1997, dated May 27, 1997.

10.2	Amended and Restated Employment Agreement, dated as of October 21, 2009, by and between Front Line Management Group, Inc. and Irving Azoff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TICKETMASTER ENTERTAINMENT, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel, Secretary and SVP

Date: October 21, 2009

EXHIBIT LIST

Exhibit No.	Description

10.1	Employment Agreement, dated October 21, 2009, by and among Irving Azoff, Ticketmaster Entertainment, Inc. and the Azoff Family Trust of 1997, dated May 27, 1997.

10.2	Amended and Restated Employment Agreement, dated as of October 21, 2009, by and between Front Line Management Group, Inc. and Irving Azoff.